Fees Summary	Jan. 12, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	317,591.09
Total Transaction Valuation	2,299,718,261.96
Total Offset Amount	0
Net Fee	$ 317,591.09